SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report June 27, 2000


                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                                     1-11234
                            (Commission File Number)


                                   76-0380342
                     (I.R.S. Employer Identification Number)


               500 Dallas Street, Ste. 1000, Houston, Texas 77002
               (Address of principal executive offices)(zip code)


        Registrant's telephone number, including area code: 713-369-9000





          1301 McKinney Street, Ste. 3450, Houston, Texas 77010 (Former
                     address, if changed since last report.)

                                  713-844-9500
            (Former telephone number, if changed since last report.)

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)   Exhibits


      99.1 Balance Sheet of Kinder Morgan G.P., Inc., as of March 31, 2000.






                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          KINDER MORGAN ENERGY PARTNERS, L.P.
                                          (A Delaware Limited Partnership)
                                          By: KINDER MORGAN G.P., INC.
                                          as General Partner

                                          By: /s/ C. Park Shaper
                                              ------------------------------
                                              C. Park Shaper, Vice President,
                                              Treasurer and Chief Financial
                                              Officer


Date:   June 27, 2000